                                                                   EXHIBIT 99.2
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Form B1
               UNITED STATES BANKRUPTCY COURT                                                VOLUNTARY PETITION
                NORTHERN DISTRICT OF TEXAS
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Name of Debtor (if individual, enter Last, First, Middle):              Name of Joint Debtor (Spouse) (Last, First, Middle):

ALLIED HEALTH OPTIONS, INC.

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All Other Names used by the Debtor in the last 6 years                  All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                             (include married, maiden, and trade names):

CALHOUN COUNTY BEHAVIORAL HEALTH
BEHAVIORAL HEALTH OF MOBILE
PENSACOLA CENTER FOR BEHAVIORAL HEALTH

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Soc. Sec./Tax I.D. No. (if more than one, state all):                   Soc. Sec./Tax I.D. No. (if more than one, state all):

63-1163498
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Street Address of Debtor (No. & Street, City, State, & Zip Code):       Street Address of Joint Debtor (No. & Street, City, State,
                                                                        & Zip Code):
10210 N. CENTRAL EXPRESSWAY
SUITE 400
DALLAS, TX 75231
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County of Residence or of the                                           County of Residence or of the
Principal Place of Business:   DALLAS                                   Principal Place of Business:
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Mailing Address of Debtor (if different from street address):           Mailing Address of Joint Debtor (if different from street
                                                                        address):


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Location of Principal Assets of Business Debtor
(if different from street address above):

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                                  INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
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VENUE (Check any applicable box)

[X]    Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for
       180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ]    There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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            TYPE OF DEBTOR (Check all boxes that apply)                    CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
                                                                            THE PETITION IS FILED (Check one box)
[ ]  Individual(s)                [ ]  Railroad
[X]  Corporation                  [ ]  Stockbroker                      [X]  Chapter 7      [ ]  Chapter 11     [ ]  Chapter 13
[ ]  Partnership                  [ ]  Commodity Broker                 [ ]  Chapter 9      [ ]  Chapter 12
[ ]  Other                                                              [ ]  Sec. 304 - Case ancillary to foreign proceeding
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                 NATURE OF DEBTS (Check one box)                                    FILING FEE (Check one box)

[ ]  Consumer/Non-Business        [X]  Business                         [X]  Full Filing Fee attached
----------------------------------------------------------------------- [ ]  Filing Fee to be paid in installments (Applicable
       CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)                to individuals only) Must attach signed application
                                                                             for the court's consideration certifying that the
[ ]  Debtor is a small business as defined in 11 U.S.C.Section 101           debtor is unable to pay fee except in installments.
[ ]  Debtor is and elects to be considered a small business under            Rule 1006(b).  See Official Form No. 3.
     11 U.S.C.Section 1121(e) (Optional)
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 STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)                                     THIS SPACE IS FOR COURT USE ONLY

[ ]  Debtor estimates that funds will be available for distribution to unsecured creditors.
[X]  Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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                                       1-15       16-49       50-99       100-199       200-999       1000-over
Estimated Number of Creditors
                                       [ ]         [ ]         [ ]          [ ]           [ ]           [ ]
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Estimated Assets

     $0 -     $50,001-    $100,001-   $500,001-     $1,000,001-     $10,000,001-    $50,000,001-      More than
    50,000    $100,000    $500,000    $1 million    $10 million     $50 million     $100 million     $100 million
     [X]        [ ]         [ ]          [ ]           [ ]           [ ]                [ ]              [ ]
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  Estimated Debts

     $0 -      $50,001-   $100,001-   $500,001-     $1,000,001-     $10,000,001-    $50,000,001-      More than
    50,000     $100,000   $500,000    $1 million    $10 million     $50 million     $100 million     $100 million
     [ ]        [ ]         [ ]          [X]           [ ]           [ ]                [ ]              [ ]
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                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF TEXAS                           RECEIPT
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CASE# 99-37247 SAF                     Chapter 7                   #030087082 - TN

Filed: 03:01 PM, 10/14/99                Dallas              03:13 PM, October 14, 1999

                                                        CODE         QTY         AMOUNT
Judge: Steven A. Felsenthal                              07            1         $175.00
Trustee: John Litzler
Debtor(s):
  Allied Health Options, Inc.
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FIRST MEETING OF CREDITORS                              TOTAL PAID:   $175.00
01:00 PM, November 16, 1999                      From: Warren H. Smith
Room 5-B-27, Dallas                              3400 Renaissance Twr.
Office of the U.S. Trustee                       1201 Elm St.
1100 Commerce St., Room 5-B-27                   Dallas, TX 75270-0000             3
[ILLEGIBLE]
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 VOLUNTARY PETITION                                                     Name of Debtor(s):                                   Page 2
 (This page must be completed and filed in every case)
                                                                           ALLIED HEALTH OPTIONS, INC.
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                       PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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 Location                                                               Case Number:                       Date Filed:
 Where Filed:       NONE
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   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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 Name of Debtor:                                                        Case Number:                       Date Filed:

    NONE
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 District:                                                              Relationship:                      Judge:

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                                                    SIGNATURES
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           SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                        SIGNATURE(S) OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information                 I declare under penalty of perjury that the information
provided in this petition is true and correct.                          provided in this petition is true and correct, and that I
[If petitioner is an individual whose debts are primarily               have been authorized to file this petition on behalf of
consumer debts and has chosen to file under chapter 7] I am             the debtor.
aware that I may proceed under chapter 7, 11, 12 or 13 of
title 11, United States Code, understand the relief                     The debtor requests relief in accordance with the chapter
available under each such chapter, and choose to proceed                of title 11, United States Code, specified in this petition.
under chapter 7.
I request relief in accordance with the chapter of
title 11, United States Code, specified in this petition.

X   NOT APPLICABLE                                                      X    /s/ R. KENYON CULVER
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   Signature of Debtor                                                       Signature of Authorized Individual

X   NOT APPLICABLE                                                           R. KENYON CULVER
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   Signature of Joint Debtor                                                 Print or Type Name of Authorized Individual

                                                                             V.P. & CFO
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   Telephone Number (If not represented by attorney)                         Title of Authorized Individual

                                                                             10/14/99
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   Date                                                                      Date
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                     SIGNATURE OF ATTORNEY                                 SIGNATURE OF NON-ATTORNEY PETITION PREPARER
 X  /s/ WARREN H. SMITH
   ---------------------------------------------------------            I certify that I am a bankruptcy petition preparer as
     Signature of Attorney for Debtor(s)                                defined in 11 U.S.C. Section 110, that I prepared this
                                                                        document for compensation, and that I have provided the
                                                                        debtor with a copy of this document.

   WARREN H. SMITH, 18757050                                                 NOT APPLICABLE
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     Printed Name of Attorney for Debtor(s)/Bar No.                          Printed Name of Bankruptcy Petition Preparer

   DONOHOE, JAMESON & CARROLL, P.C.
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     Firm Name                                                               Social Security Number

   3400 RENAISSANCE TOWER 1201 ELM STREET
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     Address                                                                 Address

   DALLAS, TEXAS 75270-2120
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                                                                             Names and Social Security numbers of all other
   (214) 698-3868                                                            individuals who prepared or assisted in preparing
   ---------------------------------------------------------                 this document:
     Telephone Number

   OCTOBER 14, 1999
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     Date
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                         EXHIBIT "A"                                         If more than one person prepared this document, attach
     (To be completed if debtor is required to file periodic reports         additional sheets conforming to the appropriate
     (e.g., forms 10K and 10Q) with the Securities and Exchange              official form for each person.
     Commission pursuant to Section 13 or 15(d) of the Securities
     Exchange Act of 1934 and is requesting relief under chapter 11)    X    NOT APPLICABLE
[ ]  Exhibit A is attached and made a part of this petition.                 -------------------------------------------------------
                                                                             Signature of Bankruptcy Petition Preparer
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                          EXHIBIT "B"                                        -------------------------------------------------------
                                                                             Date
                (To be completed if debtor is an individual
                whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition,     A bankruptcy petition preparer's failure to comply with
declare that I have informed the petitioner that [he/she] may           the provisions of title 11 and the Federal Rules of
proceed under chapter 7, 11, 12, or 13 of title 11, United States       Bankruptcy Procedure may result in fines or imprisonment
Code, and have explained the relief available under each such chapter.  or both.  11 U.S.C. Section 110; 18 U.S.C. Section 156.

X
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   Signature of Attorney for Debtor(s)        Date

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